                                                                   Exhibit 10.29

                            PATENT SECURITY AGREEMENT
                            -------------------------

         This Patent Security Agreement ("Agreement") is made this 26th day of December, 2001, by STYROCHEM DELAWARE, INC., a Delaware corporation having a mailing address at 919 North Market Street, Second Floor, Wilmington, Delaware 19801 ("Grantor") and delivered to PNC BANK, NATIONAL ASSOCIATION having a mailing address at 1600 Market Street, P2-P070-31-2, Philadelphia, PA 19103,
Attn: Janeann Fehrle ("Agent") as agent for the Lenders under the Credit Agreement (as defined below).

Background
----------

         A. This Agreement is being executed in connection with that certain Fourth Amended and Restated Revolving Credit and Security Agreement among Agent, the financial institutions which are now or which hereafter become a party thereto as Lenders, the Grantor named therein and the other Borrowers named as Borrowers therein, of even date herewith (as it may hereafter be amended, modified, restated or replaced from time to time, the "Credit Agreement"), under which, inter alia, Grantor is (i) granting Agent, for the benefit of Lenders, a lien on and security interest in the Patent Collateral of Grantor (as defined herein) as security for the payment and performance of all of the Obligations (as defined in the Credit Agreement) of Grantor under the Credit Agreement, and under which Agent is entitled to foreclose or otherwise deal with such Patent Collateral under the terms and conditions set forth therein and (ii) granting Agent a license to use or dispose of (conditioned upon the occurrence and continuance of an Event of Default) the Patent Collateral of Grantor. Capitalized terms not defined herein shall have the meanings given to such terms in the Credit Agreement.

         B. Grantor owns (i) the United States Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and the
                                                      ----------
patents issued by jurisdictions and/or patent authorities other than the United States and the inventions described and claimed therein set forth on Schedule B
                                                                     ----------
hereto (hereinafter referred to collectively as the "Patents") and (ii) the applications for Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and any United States Letters Patent
                     ----------
which may be issued upon any of said applications and the applications to any jurisdictions and/or patent authorities other than the United Stated and the inventions described and claimed therein set forth on Schedule B hereto and any
                                                      ----------
patents which may be issued upon any of said applications (hereinafter referred to collectively as the "Applications"). In conjunction with the Patents and Applications, Grantor may use any reissues, extensions, divisions or continuations of the Patents or Applications (such reissues, extension, divisions and continuations being herein referred to collectively as the "Reissued Patents"); and may be entitled to all future royalties or other fees paid or payments made to Grantor in respect of the Patents (hereinafter referred to collectively as the "Royalties"). The Patents, Applications, Reissued Patents and Royalties are herein referred to collectively as the "Patent Rights".

         C. Grantor and Agent desire to have the security interest of Agent in such Patent Collateral confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office or other appropriate patent office.

         NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. In consideration of and pursuant to the terms of the Credit Agreement and Other Documents, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the payment and performance of all of the Obligations of Grantor under the Credit Agreement, Grantor grants a lien on and security interest to Agent for the benefit of Lenders in (a) all of the Patent Rights and all proceeds thereof (including license royalties) and (b) all the right, title, interest, claims and demands that Grantor has or may have in profits and damages for past and future infringements of the Patent Rights , and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits (such rights, interest, claims and demand being herein called the "Claims") (the Patent Rights and Claims are collectively referred to as the "Patent Collateral").

         2. Grantor hereby covenants and agrees to maintain the Patent Collateral in full force and effect, provided, however, that Grantor may, in its reasonable business judgment, abandon any Application or permit any Patent to become cancelled or expire before its maximum term, and otherwise perform all of its obligations and undertakings under this Agreement until all of the Obligations of Grantor are indefeasibly paid and satisfied in full and the Credit Agreement and the obligations of the Lenders under the Credit Agreement to make Advances (the "Revolving Credit Commitments") have been terminated.

         3.     Grantor represents, warrants and covenants to Agent that:

                (a) The Patent Collateral is subsisting and has not been adjudged invalid or unenforceable;

                (b) All of the Patents are granted (and all of the Applications are pending);

                (c) Except for any Permitted Encumbrances, Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Patent Collateral, and all of the Patent Collateral is free and clear of any liens, claims, charges, encumbrances and licenses (other than licenses to affiliates of Grantor) including, without limitation, pledges, assignments, options, and covenants by Grantor not to sue third persons, except as set forth on Schedule C;

                (d) Grantor has the full right, power and authority to enter into this Agreement and perform its terms;

                (e) To the knowledge of Grantor, Grantor has complied with, and will continue for the duration of this Agreement to comply with the requirements set forth in 35 U.S.C.[double sect] 1 et seq., and any other applicable statutes, rules and regulations in connection with its use of the Patent Collateral; and

                (f) Grantor has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Patent Collateral, except as set forth on Schedule D.

         4.     Grantor further covenants that:

                (a) Until all of the Obligations of Grantor have been indefeasibly paid and satisfied in full and the Credit Agreement and Revolving Credit Commitments have been terminated (other than Indemnification Obligations which survive the Credit Agreement), Grantor will not enter into any agreement which is inconsistent with the obligations of Grantor under this Agreement, the Obligations of Grantor under the Credit Agreement or which may restrict or impair the rights or priorities of Agent hereunder.

                (b) If Grantor acquires rights of ownership to any new Patents or Applications not listed on Schedule "A" attached hereto or Schedule
                                      -----------                     --------
"B" hereto, as applicable, ("Additional Patents"), then (i) the provisions of
---
this Agreement shall be deemed to automatically apply thereto and such Additional Patents shall be deemed part of the Patent Collateral, (ii) Grantor shall give Agent written notice promptly upon its acquisition of any such Patent or Application or, in the case of an application for patent by Grantor or filed with an assignment to Grantor, on the filing of such application, and
(iii) Grantor shall promptly deliver to Agent with respect to such Additional Patents a Supplement to Patent Security Agreement in the form attached hereto as Exhibit II, duly completed and executed by Grantor and accompanied by a
   ----------
fully completed Schedule A-1/Schedule B-1 with respect to such Additional
                -------------------------
Patents. Each such Schedule A-1/ Schedule B-1 attached to each such Supplement
                   --------------------------
to Patent Security Agreement shall be incorporated and become part of Schedule
                                                                      --------
A/Schedule B attached hereto and all references to Schedule A/Schedule B
------------                                       ---------------------
contained in this Agreement shall be deemed, for all purposes, to also include each such Schedule A-1/Schedule B-1.
          -------------------------

         5. So long as this Agreement is in effect and so long as Grantor has not received notice from Agent that an Event of Default has occurred and is continuing under the Credit Agreement and that Agent has elected to exercise its rights hereunder, (i) Grantor shall continue to have the right to use the Patent Collateral; and (ii) Agent shall have no right to use the Patent Collateral or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Patent Collateral to anyone else.

         6. Grantor agrees not to sell, grant any license (other than licenses to affiliates of Grantor), grant any option, assign or further encumber its rights and interest in the Patent Collateral without the prior written consent of Agent or as may be expressly permitted under the Credit Agreement.

         7. Following the occurrence and during the continuance of an Event of Default under the Credit Agreement (including without limitation an Event of Default arising from any failure of Grantor to comply with any covenant or undertaking under this Agreement), Agent, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in the jurisdiction whose law governs the interpretation of the Credit Agreement, may take such action permitted under the Credit Agreement and Other Documents, hereunder or under any law, in its exclusive discretion, to record, foreclose upon or otherwise exercise its rights against the Patent Collateral covered hereby. For such purposes, and only upon the occurrence and during the continuance of an Event of Default, Grantor hereby authorizes, appoints and empowers Agent, its successors and assigns, and any officer or agent of Agent as Agent may select, in its exclusive discretion, as the true and lawful attorney-in-fact of Grantor, with the power to endorse the name of Grantor on all applications, documents, papers and instruments necessary for Agent to record its interest in any Patent Collateral or Additional Patents in the United States Patent and Trademark Office or in the patent office of any jurisdiction or patent authority other than the United States, as applicable, including, without limitation, the power to execute on behalf of Grantor a Supplement to Patent Security Agreement, to use the Patent Collateral or to grant or issue any exclusive or non-exclusive license under the Patent Collateral to anyone else, or necessary for Agent to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral to anyone else including, without limitation, the power to execute on behalf of Grantor an assignment of Patent Collateral in the form attached hereto as Exhibit I. Grantor hereby ratifies all that such attorney shall lawfully do
   ---------
or cause to be done by virtue hereof and in accordance with the terms hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Agreement, the Credit Agreement, Other Documents, and until all of the Obligations of Grantor are indefeasibly paid and satisfied in full and the Credit Agreement and the Revolving Credit Commitments are terminated.

         8. This Agreement shall be subject to the terms, provisions, and conditions set forth in the Credit Agreement and may not be modified without the written consent of the parties hereto.

         9. All rights and remedies herein granted to Agent shall be in addition to any rights and remedies granted to Agent under the Credit Agreement and Other Documents and shall be cumulative. In the event of an inconsistency between this Agreement and the Credit Agreement, the language of the Credit Agreement shall control. All obligations of Grantor under this Agreement that are addressed in the Credit Agreement shall be satisfied by compliance by the Grantor with the Credit Agreement.

         10. Upon full and unconditional satisfaction and performance of all of the Obligations of Grantor and termination of the Credit Agreement and the Revolving Credit Commitments, Agent shall execute and deliver to Grantor all documents reasonably necessary to terminate the security interest of Agent in the Patent Collateral.

         11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorneys' fees and legal expenses incurred by Agent in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Patent Collateral, or in defending, protecting, enforcing or terminating the rights of Agent hereunder, in each case in accordance with the terms of this Agreement, shall be borne and paid by Grantor on demand by Agent and until so paid shall be added to the principal amount of the Obligations of Grantor and shall bear interest at the highest rate applicable to Revolving Advances from time to time under the Credit Agreement.

         12. Subject to any applicable terms of the Credit Agreement, Grantor shall have the duty to prosecute diligently any application with respect to the Patent Collateral pending as of the date of this Agreement or thereafter, and maintain all rights in the Patent Collateral, provided, however, that Grantor may, in its reasonable business judgment, abandon any Application or permit any Patent to become cancelled or expire before its maximum term.

         13. Grantor shall have the right to bring suit in its own name to enforce the Patent Collateral, in which event Agent may, if Grantor reasonably deems it necessary, be joined as a nominal party to such suit if Agent shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. Grantor shall promptly, upon demand, reimburse and indemnify Agent for all damages, costs and expenses, including reasonable attorneys' fees and costs, incurred by Agent in the fulfillment of the provisions of this paragraph.

         14. If an Event of Default has occurred and is continuing under the Credit Agreement, Agent may, without any obligation to do so, complete any obligation of Grantor hereunder, in the name of Grantor or in the name of Agent, but at the expense of Grantor, and Grantor hereby agrees to reimburse Agent in full for all costs and expenses, including, without limitation, all reasonable attorneys' fees, incurred by Agent in protecting, defending and maintaining the Patent Collateral.

         15. No course of dealing between Grantor and Agent, nor any failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of the rights and remedies of Agent with respect to the Patent Collateral, whether established hereby or by the Credit Agreement and Other Documents, or by any other future agreements between Grantor and Agent or by law, shall be cumulative and may be exercised singularly or concurrently.

         16. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

         17. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         18. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS RULES. Any judicial proceeding brought by or against any Grantor with respect to this Agreement or any related agreement may be brought in any court of competent jurisdiction located in the Commonwealth of Pennsylvania, and, by execution and delivery of this Agreement, Grantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Grantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by internationally recognized overnight courier directed to Grantor at its address set forth in Section 16.6 of the Credit Agreement and service so made shall be deemed completed one (1) day after the same shall have been so delivered to such overnight courier. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against Grantor in the courts of any other jurisdiction. Grantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Grantor
                    --------------------
against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the counties of Philadelphia or Montgomery, Commonwealth of Pennsylvania.

         19. GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GRANTOR, LENDERS AND/OR AGENT OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND GRANTOR HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT GRANTOR, AGENT AND/OR LENDERS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GRANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                      [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, and intending to be legally bound the parties hereto have executed this Patent Security Agreement, under seal, the day and year first above written.

                                    STYROCHEM DELAWARE, INC.

                                    By: /s/ R. Radcliffe Hastings, Sr.
                                       --------------------------------------
                                       R. Radcliffe Hastings, Sr. VP, Treasurer

Acknowledged and agreed:

PNC BANK, NATIONAL ASSOCIATION
As Agent under the Credit Agreement

By: /s/ John J. Shields, Jr.
    ----------------------------
    John J. Shields, Jr., Vice President

COMPANY ACKNOWLEDGMENT
----------------------

UNITED STATES OF AMERICA            :
COMMONWEALTH OF PENNSYLVANIA        :       SS
COUNTY OF PHILADELPHIA              :

         On this 26th of December, 2001, before me personally appeared R. Radcliffe Hastings, to me known and being duly sworn, deposes and says that s/he is authorized to sign on behalf of StyroChem Delaware, Inc.; that s/he signed the Agreement thereto pursuant to the authority vested in him by law; that the within Agreement is the voluntary act of such company; and s/he desires the same to be recorded as such.
                                               /s/ Carolyn Elliott
                                               --------------------------------
                                               Notary Public

                                               My Commission Expires:

                                   SCHEDULE A
                                   ----------

Patent                                 Registration No.       Country           Filing Date
------                                 ----------------       -------           -----------
                                       (Application No.)

----------------------------------------------------------------------------------------------------
Process for Forming Styrenic Polymers   (09/473,606)         USA
----------------------------------------------------------------------------------------------------
Process for Forming Styrenic            (09/828,408)         USA
Copolymers
----------------------------------------------------------------------------------------------------
Process for Forming Styrenic Polymers   (09/828,608)         USA
(continuation)
----------------------------------------------------------------------------------------------------
Treatment for the reduction of Carbon   (09/430,542)         USA
Defects in the Lost Foam Process
----------------------------------------------------------------------------------------------------
Treatment for Reducing Residual         6,303,664            USA
Carbon in the Lost Foam Process
----------------------------------------------------------------------------------------------------

                                   SCHEDULE B
                                   ----------

Patent                     Registration No.     Country           Filing Date
------                     ---------------      -------           -----------

                                    Exhibit I
                                    ---------

                                PATENT ASSIGNMENT
                                -----------------

         WHEREAS, StyroChem Delaware, Inc., Inc., a Delaware corporation ("Grantor") is the registered owner of: (i) the United States Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and the patents issued by jurisdictions or patent authorities other than the United States and the inventions described and claimed therein set forth on Schedule B hereto (hereinafter referred to collectively as the "Patents") and
(ii) the applications for Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and any United States Letters Patent which may be issued upon any of said applications and the applications for patents made to jurisdiction or patent authorities other than the United States and the inventions described and claimed therein set forth on Schedule B hereto and any patents which may be issued upon any of said applications (hereinafter referred to collectively as the "Applications"), which are registered with the United States Patent and Trademark Office (in the case of Patents and Applications on Schedule A) or with other appropriate patent offices (in the case of Patents and Applications on Schedule B).

         WHEREAS, in conjunction with the Patents and Applications, Grantor may use any reissues, extensions, divisions or continuations of the Patents or Applications (such reissues, extension, divisions and continuations being herein referred to collectively as the "Reissued Patents"); may be entitled to all future royalties or other fees paid or payments made to Grantor in respect of the Patents (hereinafter referred to collectively as the "Royalties"), (the Patents, Applications and the Reissued Patents and the Royalties being herein referred to collectively as the "Patent Rights") and may be entitled to profits and damages for past and future infringements of the Patent Rights (such rights, interest, claims and demand being herein called the "Claims") (the Patent Rights and Claims are collectively referred to as the "Patent Collateral").

         WHEREAS, ______________________ ("Grantee") having a place of business at _______________________________________ is desirous of acquiring said Patent
Collateral;

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Grantor, its successors and assigns, does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Patent Collateral and all proceeds thereof .

         IN WITNESS WHEREOF, the undersigned has caused this Patent Assignment to be executed as of the ____ day of _________________ , _________.

                                        STYROCHEM DELAWARE, INC.


                                        By: ___________________________
                                            As Attorney-in-fact

STATE OF                                    :
                                            :    SS
COUNTY OF                                   :

         On this ______ day of ____________, ________ before me, a Notary
Public for the said County and State, personally appeared known to me or satisfactorily proven to me to be attorney-in-fact on behalf of StyroChem Delaware, Inc. ("Grantor") and s/he acknowledged to me that s/he executed the foregoing Patent Assignment on behalf of Grantor, and as the act and deed of Grantor for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                         ___________________________________
                                                    Notary Public

My Commission Expires:

_________________________

                                POWER OF ATTORNEY
                                -----------------

         STYROCHEM DELAWARE, INC., a Delaware corporation ("Grantor"), hereby authorizes PNC BANK, NATIONAL ASSOCIATION, its successors and assigns, and any officer or agent thereof (collectively, "Agent") as agent for the Lenders under the Fourth Amended and Restated Revolving Credit and Security Agreement among Agent, the financial institutions which are now or which hereafter become a party thereto as Lenders, the Grantor named therein and the other Borrowers named as Borrowers therein, of even date herewith (as it may hereafter be amended, modified, restated or replaced from time to time, the "Credit Agreement"), as the true and lawful attorney-in-fact of Grantor, with the following powers exercisable only following the occurrence and during the continuance of an Event of Default under the Credit Agreement (including without limitation an Event of Default arising from any failure of Grantor to comply with any covenant or undertaking under the Patent Security Agreement referenced below), with the power to endorse the name of Grantor on all applications, assignments, documents, papers and instruments necessary for Agent to enforce and effectuate its rights under a certain Patent Security Agreement between Grantor and Agent dated the date hereof (as it may hereafter be supplemented, restated, superseded, amended or replaced, the "Patent Agreement"), including, without limitation, the power to record its interest in any Patent Collateral or Additional Patents in the United States Patent and Trademark Office or other appropriate patent office including, without limitation, the power to execute on behalf of Grantor a supplement to Patent Security Agreement, to use the Patent Collateral or to grant or issue any exclusive or non-exclusive license under the Patent Collateral to anyone else, to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral to anyone else including, without limitation, the power to execute on behalf of Grantor an assignment of Patent Collateral, in each case subject to the terms of the Patent Agreement. Nothing herein contained shall obligate Agent to use or exercise any rights granted herein.

         This Power of Attorney is given and any action taken pursuant hereto is intended to be so given or taken pursuant to and subject to the provisions of the Credit Agreement.

         Grantor hereby unconditionally ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and in accordance with the terms of the Patent Agreement, the Credit Agreement and the Other Documents.

         This Power of Attorney shall be irrevocable for the life of the Patent Agreement.

         IN WITNESS WHEREOF, the Grantor has executed this Power of Attorney, under seal, this day of December, 2001.

                                    STYROCHEM DELAWARE, INC.

                                    By: /s/ R. Radcliffe Hastings, Sr.
                                       _____________________________________
                                       R. Radcliffe Hastings, Sr. VP, Treasurer

                             COMPANY ACKNOWLEDGMENT
                             ----------------------

UNITED STATES OF AMERICA            :
COMMONWEALTH OF PENNSYLVANIA        :     SS
COUNTY OF PHILADELPHIA              :

         On this 26th of December, 2001 personally appeared R. Radcliffe Hastings, to me known and being duly sworn, deposes and says that s/he authorized to sign on behalf the Grantor company described in the foregoing Power of Attorney; that s/he signed the Power of Attorney pursuant to the authority vested in her/him by law; that the within Power of Attorney is the voluntary act of such company; and s/he desires the same to be recorded as such.

                                                           /s/ Carolyn Elliott
                                                           -------------------
                                                           Notary Public

                                   EXHIBIT II
                                   ----------
                     Supplement to Patent Security Agreement
                     ---------------------------------------
         This Supplement to Patent Security Agreement ("Supplement"), dated __________ ___, ________, is entered into by STYROCHEM DELAWARE, INC., a Delaware corporation having a mailing address at 919 North Market Street, Second Floor, Wilmington, Delaware 19801 ("Grantor") and delivered to PNC BANK, NATIONAL ASSOCIATION having a mailing address at 1600 Market Street, P2-P070-31-2, Philadelphia, PA 19103, Attn: Janeann Ferhle ("Agent") as agent for the Lenders under the Credit Agreement (as defined below).

                                   Background
                                   ----------
         A. This Supplement is being delivered in connection with that certain Fourth Amended and Restated Revolving Credit and Security Agreement among Agent, the financial institutions which are now or which hereafter become a party thereto as Lenders, the Grantor named therein and the other Borrowers named as Borrowers therein, dated December 26, 2001 (as it may hereafter be amended, modified, restated or replaced from time to time, the "Credit Agreement"), and that certain Patent Security Agreement, dated as of the date of the Credit Agreement, by and between Grantor and Agent, (as it may have been and may hereafter be amended, supplemented, restated, replaced, or otherwise modified from time to time "Patent Security Agreement"). Capitalized terms used but not defined herein shall have the respective meanings given to such terms in, or by reference in, the Patent Security Agreement.

         B. Pursuant to the Credit Agreement and the Patent Security Agreement, Grantor granted to Agent for the benefit of Lenders a lien on and security interest in all of the Patent Collateral of Grantor (as defined therein).

         C. Grantor has acquired certain additional Patents and/or Applications as set forth on Schedule A-1/Schedule B-1 attached hereto and made
                             -------------------------
part hereof (collectively, "Additional Patents"). Grantor and Agent desire to execute this Supplement for the purpose of, inter alia, granting, ratifying and
                                            ----- ----
confirming the lien and security interest of Agent on and in the Additional Patents, as more fully set forth in the Patent Security Agreement, and for recording in the United States Patent and Trademark Office or other appropriate patent office.

         NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor, intending to be legally bound hereby, covenants and agrees as follows.

         1. In consideration of and pursuant to the terms of the Credit Agreement and Other Documents, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the Obligations, Grantor grants a lien and security interest to Agent, for the benefit of Lenders, in all of its present and future right, title and interest in and to the Additional Patents, and the right (but not obligation) to sue for past, present and future infringements thereof, including, without limitation, license royalties and proceeds of infringement suits.

         2. Grantor acknowledges and confirms that the rights and remedies of Agent with respect to the security interest in the Additional Patents granted hereby are more fully set forth in the Credit

Agreement and the Patent Security Agreement, the terms and provisions of which are incorporated herein by reference. All references to the Patent Security Agreement contained in the Credit Agreement or Other Documents shall be deemed, for all purposes, to also refer to and include this Supplement.

         3.     Schedule A/Schedule B to the Patent Agreement is hereby
                ---------------------
supplemented by the information contained on Schedule A-1/Schedule B-1 attached
                                             -------------------------
hereto. All references to Schedule A/Schedule B contained in the Credit
                          ---------------------
Agreement, Patent Security Agreement or Other Documents shall be deemed, for all purposes, to also refer to and include Schedule A-1/Schedule B-1.
                                           -------------------------

         4. Except as expressly amended by this Supplement, all of the terms, conditions and provisions of the Credit Agreement and Patent Security Agreement are hereby ratified and continue unchanged and remain in full force and effect.

         5. This Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile shall also bind the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Supplement on the day and year first above written.

                                             STYROCHEM DELAWARE, INC.

                                             By:_____________________

Approved and accepted:
PNC BANK, NATIONAL ASSOCIATION
As Agent under the Credit Agreement

By:  ____________________________
     Name:
     Title:

                             COMPANY ACKNOWLEDGMENT
                             ----------------------

UNITED STATES OF AMERICA            :
STATE OF ___________________        :        SS
COUNTY OF ________________          :

         On this [___ day of ______________, 200_], before me personally appeared ___________________, and ___________________who being duly sworn, deposes and says that he/she is authorized to sign on behalf of StyroChem Delaware, Inc., the company described in the foregoing document, that he/she in such capacity is authorized to execute on behalf of the said company the foregoing document for the purposes contained therein, and that he/she is the person whose name and signature is subscribed to the foregoing document.

                                        __________________________________
                                        Notary Public

                                        My commission expires: ___________

                  My Commission Expires: